FIRST AMENDMENT TO
                           ASSET PURCHASE AGREEMENT


     This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this "First Amendment") is made effective as of this ______ day of August, 2001, by and between Omniplex Communications Group, LLC, a Texas limited liability company ("Seller"), as seller, and CCC Globalcom Corporation, a Nevada corporation, and its permitted assigns ("Buyer"), as buyer.

                                  WITNESSETH:

     WHEREAS, Seller and Buyer are parties to that certain Asset Purchase Agreement dated effective as of July 13, 2001 (the "Purchase Agreement").

     WHEREAS, all initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

     WHEREAS, Seller and Buyer desire to modify the Purchase Agreement as provided below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   AGREEMENT

     1. Assignment of Purchase Agreement to Ciera Network Systems, Inc. Buyer does hereby TRANSFER, ASSIGN AND CONVEY to Ciera Network Systems, Inc., a Texas corporation ("Ciera"), all Buyer's rights, titles, and interests under the Purchase Agreement. By its execution hereof, Ciera accepts the Purchase Agreement and agrees to assume and be bound by the obligations of Buyer under the Purchase Agreement. All references to Buyer under the Purchase Agreement shall hereafter refer to Ciera.

      2.    Amendments.

     (a) The following  definitions  shall be added to Article 1 of the Purchase
Agreement:

     "'Customer Base' means any and all customer accounts to which Seller provides any telecommunications services as of the Closing Date."

     "'Remaining Contract Rights' shall mean all contract rights of Seller in the Customer Base (including, without limitation, all written or oral letters of agency relating to the customers in the Customer Base) other than the Revenue Rights."

     "'Revenue Rights' means the Buyer's right from and after the Closing Date to bill, collect, and retain as its sole property all revenues due from the Customer Base for telecommunications services provided to the Customer Base from and after the Closing Date."

     (b) The definition of "Assumed Liabilities" contained in Article 1 of the Purchase Agreement is hereby amended by deleting clause (ii) and (iii) of that definition and inserting in lieu thereof the following clauses (ii) and (iii):

          "(ii)all liabilities and obligations for unpaid, post-petition sales and federal excise taxes including, without limitation, any Universal Service Fees related to the Business, to the extent such taxes or fees relate to unbilled receivables, or billed but uncollected receivables, as of the Closing Date, (iii) an amount payable to RFC Capital Corporation (hereinafter, the "RFC Assumed Indebtedness"), equal to the lesser of (a) $8,125,000 of the debt


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



               owed by Seller to RFC Capital  Corporation,  or (b) the amount of
               (1) the actual indebtedness owed by the Seller to RFC Capital Corporation as of the Closing Date, excluding all legal fees and expenses incurred by RFC Capital Corporation in connection with the Bankruptcy Case, plus (2) $125,000."

     (c) Section 2.1(a)(v) of the Purchase Agreement is hereby deleted in its entirety and in lieu thereof the following is inserted as new Section 2.1(a)(v):

          "(v) All customers lists, Revenue Rights, and, subject to the Services
               Agreement (defined in Section 8.4 of this Agreement), the right to acquire with respect to each customer of Seller, at no additional cost to Buyer, any or all of the Remaining Contract Rights. Buyer shall from time to time obtain the actual transfer of such Remaining Contract Rights from Seller to Buyer immediately upon Buyer giving Seller notice that Buyer has (i) satisfied such regulatory requirements as Buyer deems necessary, in its sole discretion, to permit the transfer of such Remaining Contract Rights to Buyer, and (ii) to the extent Buyer, in its sole discretion, believes re-provisioning appropriate, re-provisioned the customer or customers to which such Remaining Contract Rights relate. The Revenue Rights shall be subject to the terms of the financing arrangement agreed to by Buyer and RFC Capital Corporation related to the Acquisition."

     (d) Section 2.1(a)(xiv) of the Purchase Agreement is hereby deleted in its entirety and in lieu thereof the following is inserted as new Section 2.1(a)(xiv):

          "(xiv) All cash (other than cash funded by RFC Capital Corporation in accordance with the Post-Petition Credit Facility between RFC Capital Corporation and the Seller pursuant to a budget approved by RFC Capital Corporation), any rights of Seller to receive refunds of cash from any party, bank accounts, deposit accounts, negotiable instruments, or any kind, wherever located; and"

     (e) Section 2.2(c) of the Purchase Agreement is hereby deleted in its entirety and in lieu thereof the following is inserted as new Section 2.2(c):

               "(c) With respect to the allowed secured claim of RFC Capital Corporation, which shall constitute a part of the Purchase Price, the Seller shall prior to the Closing Date (i) request that the Bankruptcy Court establish such allowed secured claim by Final Order of the Court, or (ii) along with RFC Capital Corporation, execute a stipulation or certification agreeing to the amount of such allowed secured claim. However, regardless of the actual allowed amount of RFC Capital Corporation's secured claim, in no event shall the portion of the Purchase Price related to such allowed secured claim exceed the amount of the RFC Assumed Indebtedness set forth in Article 1."

     (f) Section 2.3(a) of the Purchase Agreement is hereby deleted in its entirety and in lieu thereof the following is inserted as new Section 2.3(a):

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




               "(a) In consideration for the sale and transfer of the Purchased Assets and the assignment of Seller's rights under the Assumed Contracts, Buyer shall (i) assume the Assumed Liabilities and the obligations of the Seller under the Assumed Contracts, and (ii) assume the allowed secured claim of RFC Capital Corporation in an amount agreed to by Buyer and RFC Capital Corporation not to exceed the amount of the RFC Assumed Indebtedness set forth in
               Article 1, on terms satisfactory to Buyer, in its sole discretion (collectively, the "Purchase Price")."

     (g) The first sentence of Section 2.3(b) of the Purchase Agreement is hereby deleted in its entirety and shall be replaced by the following:

               "The Purchase Price shall be adjusted for the Prorated Items as specified below."

     (h) Section 5.4 of the Purchase Agreement is hereby deleted in its entirety and in lieu thereof the following is inserted as new Section 5.4:

               "Section 5.4Submission for Court Approval. Buyer and Seller hereby acknowledge that Seller is currently a debtor in possession in the Bankruptcy Case. Seller shall, within three (3) Business Days from the date of execution of this Agreement, file a motion with the Bankruptcy Court pursuant to Federal Rule of Bankruptcy Procedure 9013 and Sections 363 and 365 of the
               Bankruptcy Code (the "Sale Motion") seeking, inter alia, (i) approval of this Agreement and entry of an order approving the sale of the Purchased Assets to Buyer, free and clear of all Liens, claims, interests and encumbrances pursuant to Section 363 of the Bankruptcy Court, and (ii) assumption and assignment of the Assumed Contracts and establishing the amount of the Cure Amounts related thereto under Section 365 of the Bankruptcy Code. Buyer and Seller shall use their best efforts to obtain Bankruptcy Court approval of the Sale Motion as soon as practicable; provided, however, if a Final Order* of the Bankruptcy Court is not obtained on or before September 3, 2001, or such other date as may be agreed to by Buyer and Seller, Buyer may terminate the Acquisition. The Auction, as provided in the Procedures Order, shall occur on or before August 23, 2001, or such other date as may be agreed to by Buyer and Seller. This Agreement shall be subject to entry of a Final Order of the Bankruptcy Court (the "Sale Order") approving the (i) the Sale Motion, (ii) this Agreement, (iii) the sale of the Purchased Assets to Buyer free and clear of all Liens, except the liens of RFC Capital Corporation to the extent securing the payment of the RFC Assumed Indebtedness, and (iv) the assumption and assignment of the Assumed Contracts (with all Cure Amounts to be paid in accordance with Section 2.2(b) above prior to Closing). As a condition to Buyer's obligation to consummate the Acquisition, the Bankruptcy Court shall have entered a Final Sale Order in a form and substance acceptable to Buyer as to which no appeals or motions for rehearing are pending and as to which no stay is issued and the time for filing same has expired; provided, however, that if an appeal or motion for rehearing is pending, Buyer may waive the requirement for a Final Sale Order and close the Acquisition provided there is no stay of the effects of such Final Sale Order. The Final Sale Order shall specifically determine that the Buyer is acting in good faith, and entitled to the protections of Section 363(m) of the Bankruptcy Code. Unless


------------------
*For purposes of this Agreement, "Final Order" shall mean any order or judgment of the Bankruptcy Court which has not been reversed, stayed, modified, or amended and is not subject to appeal or rehearing and as to which the time to appeal or seek review, rehearing, revision, or relief shall have expired, or which may be enforced in accordance with the Bankruptcy Code or the Bankruptcy Rules in the event no motion for stay pending appeal is granted or bond is approved and filed where a notice of appeal has been filed.

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



               waived by Buyer or denied by the Bankruptcy Court, the Final Sale Order shall also contain a provision that makes it effective immediately, and shall not be subject to any stay under Rules 6004(g) and 6006(d) of the Federal Rules of Bankruptcy Procedure."

     (i) Section 6.1(b) of the Purchase Agreement is hereby deleted in its entirety and in lieu thereof the following is inserted as new Section 6.1(b):

               "(b) The Bankruptcy Court shall have entered the Sale Order in accordance with the terms of this Agreement on or before August 23, 2001."

     (j) Section 6.2(g) of the Purchase Agreement is hereby deleted in its entirety and in lieu thereof the following is inserted as new Section 6.2(g):

               "(g) The Bankruptcy Court shall have entered an order establishing the amount of the allowed secured claim of RFC Capital Corporation or the Seller and RFC Capital Corporation shall have executed and filed with the Bankruptcy Court a stipulation or certification agreeing to the amount of such allowed secured claim for purposes of determining the Purchase Price, in accordance with and subject to the terms of this Agreement."

     (k) The following  new Section  6.2(l) shall be added to the end of Section
6.2 of the Purchase Agreement:

               "(l) Seller shall have executed the Services Agreement (defined in Section 8.4 of this Agreement)."

     (l) Section 7.1(b) of the Purchase Agreement is hereby deleted in its entirety and in lieu thereof the following is inserted as new Section 7.1(b):

               "(b) Either Seller or Buyer if the Closing shall not have occurred on or before September 3, 2001 (unless the failure to consummate the Closing by such date shall be due to the failure of the party seeking to terminate this Agreement to have fulfilled any of its obligations under this Agreement)."

     (m) Section 7.1(e) of the Purchase Agreement is hereby deleted in its entirety and in lieu thereof the following is inserted as new Section 7.1(e):

               "(e) By Buyer if any condition to the obligation of Buyer set forth in Section 6.1 or 6.2 has not been satisfied on or before the date specified in such condition, or if no such date is specified, September 3, 2001, unless the failure of such condition to be satisfied is due to a breach by Buyer of its obligations hereunder."

     (n) The last sentence in Section 8.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following sentence:

               "Further, Seller agrees, to the extent that any Permits used by Seller in connection with the Business are not assignable, then Seller shall take such action as may be reasonably necessary to provide Buyer with the use, enjoyment and benefit of Seller's interest in such Permits until December 31, 2001; provided, that Buyer agrees to indemnify and hold harmless the Seller from any and all taxes and other liabilities arising out of Buyer's use or enjoyment of such Permits after the Closing."

     (o) The first sentence in Section 8.3 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following sentence:

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




               "Buyer may, but shall not be required to, offer employment to or employ any employees or officers of Seller as Buyer shall determine in its sole discretion on such terms and conditions as Buyer shall determine in its sole discretion; provided however, Buyer agrees to provide Seller, prior to Closing, a list of the employees of Seller that Buyer intends to extend offers of employment."

     (p) The following new Section 8.4 shall be added to the end of Article 8 of the Purchase Agreement:

               "Section 8.4Transition Period. In consideration of the payment of the Purchase Price to Seller hereunder, and for purposes of permitting Buyer the opportunity to re-provision the customers of Seller following the Closing, Buyer and Seller shall execute at Closing a Services Agreement (the "Services Agreement") in the form attached hereto as Exhibit G. Buyer shall in no way be liable for any costs, expenses, fees, taxes or any other amounts incurred or accruing under any Vendor Contract or Tariff prior to the Closing."

     3. No Other Amendments. Except as expressly modified hereby, the Purchase Agreement shall remain unmodified and in full force and effect.

     4. Governing Law. This First Amendment shall be governed and construed in accordance with the laws of the State of Texas and applicable federal law, without regard to any applicable principles of conflicts of law.

     5. Parties in Interest. This First Amendment shall be binding upon and inure solely to the benefit of the parties hereto their successors and permitted assigns, including, without limitation, any trustee, successor trustee or other responsible person appointed or elected with respect to any Bankruptcy Estate under any chapter of the Bankruptcy Code, and nothing in this First Amendment, express or implied, is intended to or shall confer upon any other person or persons any rights, benefits or remedies of any nature whatsoever under or by reason of this First Amendment.

     6. Counterparts. This First Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement.

     IN WITNESS WHEREOF, Buyer and Seller have executed this First Amendment as of the day and year first above written.

                              BUYER:

                              CCC GLOBALCOM CORPORATION,
                              a Nevada corporation


                              By:
                                 ---------------------------------
                                   Paul Licata, President


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



                              SELLER:

                              OMNIPLEX COMMUNICATIONS GROUP, LLC,
                              a Texas limited liability company


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------


                              CIERA:

                              CIERA NETWORK SYSTEMS, INC.,
                              a Texas corporation


                              By:
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------



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